FEDERAL DEPOSIT INSURANCE CORPORATION WASHINGTON, D.C. and LOUISIANA OFFICE OF FINANCIAL INSTITUTIONS BATON ROUGE, LOUISIANA ) In the Matter of: ) ) FIRST GUARANTY BANK ) HAMMOND, LOUISIANA ) ) ) ) (Insured State Nonmember Bank) ) CONSENT ORDER FDIC-26-0005b OFI-2026-01 The Federal Deposit Insurance Corporation (FDIC) is the appropriate Federal banking agency for FIRST GUARANTY BANK, HAMMOND, LOUISIANA (Bank) under Section 3(q) of the Federal Deposit Insurance Act (FDI Act), 12 U.S.C.§ 1813(q). The Louisiana Office of Financial Institutions (OFI) is the state regulator for the Bank pursuant to Louisiana Law, including the Louisiana Banking Law, LA. REV. STAT. ANN. § 6:1, and especially LA. REV. STAT. ANN.§ 6:101. The Bank, by and through its duly elected and acting Board of Directors (Board), has executed a Stipulation to the Issuance of a Consent Order (Stipulation), dated August 5, 2026, that is accepted by the FDIC and the OFI. With the Stipulation, Bank has consented, without admitting or denying any charges of unsafe or unsound banking practices or violations of law, to the issuance of this Consent Order (ORDER) by the FDIC and the OFI. Having determined that the requirements for issuance of an ORDER under Section 8(b) of the FDI Act, 12 U.S.C.§ 1818(b), and LA. REV. STAT. ANN.§§ 6:121, 6:121.1, and 6:122 have been satisfied, the FDIC and the OFI hereby orders that:

2 BOARD OVERSIGHT 1. The Board shall monitor and confirm the completion of actions taken by Bank management to comply with the terms of this ORDER. All action taken by the Board pursuant to this ORDER shall be noted in the minutes of its meetings. The Board shall ensure that the Bank has sufficient policies, personnel, resources, and systems to effectively implement and adhere to all provisions of this ORDER, that management implements such policies, and that those policies, personnel, resources, and systems are effective in addressing the provisions of this ORDER. CAPITAL MAINTENANCE AND PLAN 2. (a) While this ORDER is in effect, the Bank, after establishing an Allowance for Credit Losses (ACL), shall maintain its Tier 1 Leverage Capital ratio equal to or greater than 9 percent of the Bank's Average Total Assets; and shall maintain its Total Risk-Based Capital ratio equal to or greater than 14 percent of the Bank's Total Risk Weighted Assets. For purposes of this ORDER, all terms relating to capital shall be calculated according to the methodology set forth in Part 324 of the FDIC Rules and Regulations, 12 C.F.R. § 324. (b) If any such capital ratios are less than the percentages required by this ORDER, as determined at an examination by the FDIC or OFI, or any Call Report filed by the Bank, the Bank shall, within thirty (30) days after receipt of a written notice of the capital deficiency from the Regional Director of the FDIC (Regional Director) and Commissioner of the OFI (Commissioner), present to the Regional Director and Commissioner a plan to increase the Bank's Tier 1 Capital or to take other measures to bring all the capital ratios to the percentages required by this ORDER. After the Regional Director and Commissioner respond to the plan, the Bank's Board shall adopt the plan, including any modifications or amendments requested by the Regional Director and Commissioner.

3 RESTRICTION ON ADVANCES TO CLASSIFIED BORROWERS 3. (a) While this ORDER is in effect, the Bank shall not extend, directly or indirectly, any additional credit to or for the benefit of any borrower whose existing credit has been classified Loss by the FDIC or OFI as the result of its examination of the Bank, either in whole or in part, and is uncollected, or to any borrower who is already obligated in any manner to the Bank on any extension of credit, including any portion thereof, that has been charged off the books of the Bank and remains uncollected. The requirements of this paragraph shall not prohibit the Bank from renewing credit already extended to a borrower after full collection, in cash, of interest due from the borrower. (b) While this ORDER is in effect, the Bank shall not extend, directly or indirectly, any additional credit to or for the benefit of any borrower whose extension of credit is classified Doubtful and/or Substandard by the FDIC or OFI as the result of its examination of the Bank, either in whole or in part, and is uncollected, unless the Board has signed a detailed written statement giving reasons why failure to extend such credit would be detrimental to the best interests of the Bank. The statement shall be placed in the appropriate loan file and included in the minutes of the applicable Board meeting. CLASSIFIED ASSETS - CHARGE-OFF AND PLAN FOR REDUCTION 4. (a) Within 120 days after the effective date of this ORDER, the Bank shall, to the extent that it has not previously done so, eliminate from its books, by charge-off or collection, all assets or portions of assets classified Loss and one-half of the assets classified Doubtful by the FDIC or OFI in the Joint FDIC/OFI Report of Examination as of June 30, 2025 (the "Report"). Elimination or reduction of these assets through proceeds of loans made by the Bank shall not be considered "collection" for the purpose of this paragraph.

4 (b) Within sixty (60) days after the effective date of this ORDER, the Bank shall submit a written Plan for Reduction to the Regional Director and Commissioner to reduce the remaining assets classified Doubtful and Substandard as of June 30, 2025. The Plan for Reduction shall address each asset so classified with a balance of $2 million or greater and provide the following: (1) The name under which the asset is carried on the books of the Bank; (2) Type of asset; (3) Actions to be taken in order to reduce the classified asset; and (4) Timeframes for accomplishing the proposed actions. (c) The Plan for Reduction shall also include, at a minimum: (1) A review of the financial position of each borrower, including the source of repayment, repayment ability, and alternate repayment sources; and (2) An evaluation of the available collateral for each such credit, including possible actions to improve the Bank's collateral position. (d) In addition, the Plan for Reduction shall contain a schedule detailing the projected reduction of total classified assets on a quarterly basis. Further, the Plan for Reduction shall contain a provision requiring the submission of monthly progress reports to the Board and a provision mandating a review by the Board. (e) The Bank shall present the Plan for Reduction to the Regional Director and the Commissioner for review. Within thirty (30) days after the Regional Director's and the Commissioner's response, the Plan for Reduction, including any requested modifications or

5 amendments shall be adopted by the Board which approval shall be recorded in the minutes of the meeting of the Board. The Bank shall then immediately initiate measures detailed in the Plan for Reduction to the extent such measures have not been initiated. (f) For purposes of the Plan for Reduction, the reduction of adversely classified assets as of June 30, 2025 shall be detailed using quarterly targets expressed as a percentage of the Bank's Tier 1 Capital plus the Bank's ACL and may be accomplished by: (1) Charge-off; (2) Collection; (3) Sufficient improvement in the quality of adversely classified assets so as to warrant removing any adverse classification, as determined by the FDIC or the State; or (4) Increase in the Bank's Tier 1 Capital. (g) While this ORDER is in effect, the Bank shall eliminate from its books, by charge-off or collection, all assets or portions of assets classified Loss as determined at any future examination conducted by the FDIC or OFI. LOAN POLICY ADHERENCE 5. Within ninety (90) days from the date of this Order, the Board shall maintain satisfactory loan documentation and determine that all necessary documentation is obtained and evaluated before loan origination and renewal. Furthermore, the Bank shall identify, track, correct, and periodically report loan policy exceptions to the Board. Where efforts to eliminate documentation exceptions are unsuccessful, Management shall document corrective efforts in the loan files.

6 LOAN REVIEW PROGRAM 6. (a) Within ninety (90) days of the date of this Order, the Board shall maintain a satisfactory loan review program that is commensurate with the credit risk profile and commercial real estate concentration. The loan review program shall include processes to periodically assess the appropriateness of the internal loan grading system and adherence to the loan policy. The loan review program should be governed by a written policy that shall be submitted to the Regional Director and Commissioner for approval, including for any modifications made during the life of this Order. The loan review policy shall address the following components: (1) The responsibility for conducting the loan reviews (internal or external); (2) The frequency and scope of loan reviews; (3) The identification of each problem loan by type and amount; (4) The identification of loans not in conformance with the Bank's lending policy, loan covenants, or applicable laws and regulations; (5) The method of reporting findings, including an assessment of the overall quality of the loan portfolio, to the Board; and (6) The documentation requirements for workpapers to support assigned credit grades. (b) Additionally, the Board shall devote adequate resources to the loan review program to ensure its effectiveness.

7 CONCENTRATIONS 7. (a) Within ninety (90) days of the date of this Order, the Board shall maintain a written plan for identifying, measuring, and monitoring the Bank's commercial real estate (CRE) concentration and submit the plan to the Regional Director and Commissioner for approval. The Concentration Monitoring Plan shall include: (1) Appropriate CRE limits in relation to Tier 1 Capital and the ACL by loan type and aggregate exposure; (2) Procedures for identifying, tracking, monitoring, and reporting the CRE concentration to the Board; and (3) Risk mitigation strategies for reducing CRE concentrations above approved limits. (b) Within thirty (30) days of approval of the plan by the Regional Director and Commissioner, the Board shall approve and implement the plan and record the approval and implementation in the Board minutes. (c) Within ninety (90) days of the date of this Order, the Board shall implement measures to correct the weaknesses described in the Report involving CRE stress testing practices. LOAN UNDERWRITING AND CREDIT ADMINISTRATION 8. Within ninety (90) days of the date of this Order, the Board shall implement measures to correct the following loan underwriting and credit administration weaknesses described in the Report involving:

8 (a) Debt-Service-Coverage ratio standards used in underwriting loans before extending, at renewal, and throughout the life of the loan, (b) Internal Watch List, (c) Credit risk grading, and (d) Loans originated with supervisory loan-to-value exceptions. DIVIDEND RESTRICTIONS 9. While this ORDER is in effect, the Bank shall not pay any dividend without the prior written consent of the Regional Director and Commissioner. Written requests for such approval shall be submitted at least thirty (30) days prior to the anticipated dividend declaration date. PROGRESS REPORTS 10. Within thirty (30) days after the end of the first calendar quarter following the effective date of this ORDER, and within thirty (30) days after the end of each successive calendar quarter, the Bank shall furnish written progress reports to the Regional Director and the Commissioner detailing the form and manner of any actions taken to secure compliance with this ORDER and the results thereof. Such reports may be discontinued when the corrections required by the ORDER have been accomplished and the Regional Director and Commissioner have released the Bank in writing from making additional reports. NOTIFICATION TO SHAREHOLDERS 11. Within thirty (30) days from the effective date of this ORDER, the Bank shall send a copy of this ORDER, or otherwise furnish a description of this ORDER, to its parent holding company. The description shall fully describe this ORDER in all material respects.

9 BINDING EFFECT 12. The provisions of this ORDER shall not bar, estop, or otherwise prevent the FDIC, OFI, or any other federal or state agency or department from taking any other action against the Bank or any of the Bank's current or former institution-affiliated parties, as that term is defined in Section 3(u) of the FDI Act, 12 U.S.C. § 1813(u). This ORDER will become effective upon its issuance. The provisions of this ORDER shall be binding upon the Bank, its institution-affiliated parties, and any successors and assigns thereof. The provisions of this ORDER shall remain effective and enforceable except to the extent that and until such time as any provision has been modified, terminated, suspended, or set aside by the FDIC and OFI. Violation of any provisions of this ORDER will be deemed to be conducting business in an unsafe or unsound manner and will subject the Bank to further regulatory enforcement action. Issued Pursuant to Delegated Authority. Dated: August 7, 2026 /s/ J. Mark Love J. Mark Love Deputy Regional Director Division of Risk Management Supervision Federal Deposit Insurance Corporation /s/ P. Scott Jolly P. Scott Jolly Commissioner Louisiana Office of Financial Institutions